Annual
 Report

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                                                       December 31, 2001

MUTUAL FINANCIAL SERVICES FUND







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FRANKLIN TEMPLETON INVESTMENTS


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Thank you for investing with Franklin  Templeton.  We encourage our investors to maintain a long- term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



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JEFF DIAMOND, CFA
PORTFOLIO MANAGER
MUTUAL FINANCIAL SERVICES FUND

PETER A. LANGERMAN
CHIEF EXECUTIVE OFFICER
FRANKLIN MUTUAL ADVISERS, LLC

DAVID J. WINTERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC


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FRANKLINTEMPLETON.COM

Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.
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SHAREHOLDER LETTER


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YOUR FUND'S GOAL: MUTUAL FINANCIAL SERVICES FUND SEEKS CAPITAL APPRECIATION,
WITH INCOME AS A SECONDARY OBJECTIVE, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES INDUSTRY. THE FUND NORMALLY WILL HAVE AT LEAST 65% OF ITS ASSETS INVESTED IN THE SECURITIES OF ISSUERS SUCH AS BANKS, SAVINGS AND LOAN ORGANIZATIONS, CREDIT CARD COMPANIES, BROKERAGE FIRMS, FINANCE COMPANIES, SUB-PRIME LENDING INSTITUTIONS, INVESTMENT ADVISORS AND INSURANCE COMPANIES.
-------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Mutual Financial Services Fund's annual report for the period ended December 31, 2001. In a difficult investment environment, Mutual Financial Services Fund - Class Z posted a 12.31% one-year cumulative total return, as shown in the Performance Summary beginning on page 8. The Fund's performance compared favorably with its benchmark, the KBW 50 Total Return Index, and the broad-based Standard & Poor's 500 Composite Index (S&P 500(R)), which returned -4.12% and



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.



CONTENTS

Shareholder Letter .......................    1

Performance Summary ......................    8

Financial Highlights &
Statement of Investments .................   12

Financial Statements .....................   19

Notes to
Financial Statements .....................   23

Independent
Auditors' Report .........................   31

Tax Designation ..........................   32

Directors and Officers ...................   33


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FUND CATEGORY

Global
Growth
Growth & Income
                Income   Tax-Free Income



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-11.88% for the same time.(1) The Lipper Financial Services Funds Average, composed of 105 funds on December 31, 2001, had a -4.14% total return for the 12-month period.(2)

Going forward, we are replacing the KBW 50 Total Return Index with the S&P 500 Financials Index as the new index better reflects the broad range of financial services companies in which the Fund invests. We believe the KBW 50 is less representative of our investment efforts. For the year under review, the S&P 500 Financials Index posted a -8.95% total return.(3)

During the year under review, most economies weakened considerably, resulting in the first synchronized global economic slowdown in nearly 30 years. The U.S. economy fell into recession for the first time in a decade. At the same time, major industrialized European and Asian economies also slowed dramatically. The second half of the year witnessed September 11's terrorist attacks, the ensuing war in Afghanistan and Enron's collapse, the largest bankruptcy in U.S. history.

Many central banks worldwide reduced interest rates in an effort to revitalize their respective economies. The U.S. Federal Reserve Board (the Fed) cut interest rates an unprecedented 11 times in 2001, bringing the federal funds target rate to a 40-



1. Sources: Standard & Poor's Micropal; Keefe, Bruyette & Woods Inc. The KBW 50 Total Return Index is a market capitalization-weighted index used by investors to assess performance and by banking companies to compare their own stock market and total return performance against an industry peer group. When substitutions in the KBW 50 occur, they usually result from merger or failure. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
2. Source: Lipper Inc. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.
3. Source: Standard & Poor's Micropal. The S&P 500 Financials Index includes all the financial stocks in the S&P 500 Index. It is a market value-weighted index with dividends reinvested.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2


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year low of 1.75%. The Bank of England and the European Central Bank also lowered interest rates several times during the year. Despite near-zero interest rates, Japanese monetary authorities continued to take actions aimed at stimulating their moribund economy.

Reflecting the difficult economic environment, most major U.S., European and Asian stock markets experienced substantial volatility and finished 2001 with double-digit percentage declines. For financial services stocks, 2001 represented a tale of two markets. In the first part of the year, smaller capitalization banks and thrifts experienced a strong rally helped by the Fed's aggressive interest rate cuts. At the same time, larger-capitalization banks and investment banks suffered sharp declines due to worsening credit quality and declining capital markets. In the latter part of the year, large-cap banks improved, partly because markets stabilized and investors believed that lower interest rates would result in improving credit quality and capital market conditions.

The Fund had many strong performers during the period. CIT Group and Heller Financial, with 12-month returns of 95% and 77%, were among the Fund's top contributors. Both are commercial finance companies that were acquired at substantial premiums by large industrial conglomerates (Tyco International acquired CIT and General Electric acquired Heller). While CIT and Heller proved to be far better investments than we had anticipated, they are excellent examples of what we look for when making investments. We purchased these positions at or below book value at a time when they were deeply out of favor. Credible strategic acquirers eventually recognized the value of these strong franchises. Although we never expect a takeover


Portfolio Breakdown
Based on Total Net Assets
12/31/01


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    EDGAR representation of data points used in printed graphic as follows:


           Banks                                             43.0%
           Insurance                                         20.8%
           Diversified Financials                            18.9%
           Corporate Bonds                                    1.8%
           Industrial Conglomerates                           0.6%
           Government Agencies & Other Net Assets            14.9%

TOP 10 EQUITY HOLDINGS
12/31/01

COMPANY
SECTOR/INDUSTRY,                   % OF TOTAL
COUNTRY                            NET ASSETS
---------------------------------------------

Sovereign Bancorp Inc.                 3.2%
BANKS, U.S.

Superior Financial Corp.               3.0%
BANKS, U.S.

First Community Bancorp                2.5%
BANKS, U.S.

Ace Ltd.                               2.4%
INSURANCE, BERMUDA

Berkshire Hathaway
Inc., A & B                            2.3%
DIVERSIFIED FINANCIALS, U.S.

W.P. Stewart & Co. Ltd.                2.3%
DIVERSIFIED FINANCIALS,
BERMUDA

White Mountains Insurance
Group Inc. (Common &
Restricted)                            2.2%
INSURANCE, U.S.

Old Republic
International Corp.                    2.1%
INSURANCE, U.S.

State National
Bancshares Inc.                        2.1%
BANKS, U.S.

U.S. Bancorp                           2.1%
BANKS, U.S.


when investing in companies, it is one of the pleasant outcomes that can await a patient value investor.

Another holding that benefited the Fund was W.P. Stewart & Co., a mid-sized asset manager for high net-worth individuals. While the shares' value changed little for all of 2001, we found opportunities to purchase shares throughout the year, positively impacting Fund performance. In most cases, we purchased shares when they carried dividend yields exceeding 6%, affording us excellent downside protection. We believe Stewart's business will continue to grow in 2002 and could eventually prove an attractive acquisition candidate for an investment bank or asset manager seeking increased exposure to this lucrative market segment.

Because of smaller capitalization financial services stocks' stellar performance during the past two years (from which the Fund benefited significantly), we are no longer finding widespread opportunities in this area. In 2001, smaller capitalization financial stocks began trading at premiums to their larger capitalization peers. In our view, this is not sustainable, and we have begun to find better values in large-cap financials. Large-cap financial stocks we purchased during the year at very low valuation levels include Citigroup, FleetBoston Financial, Hartford Financial Services Group and Bank of America. We were never dogmatic in our ownership of small-cap financials -- we merely go where we find value.

In addition, while we invested successfully in non-U.S. financial services stocks in previous years, the Fund's foreign weighting was greater at year-end than in past years. Again, this resulted from going where we found value. In 2001's second half, European financial stocks began trading at valuations similar to those of their U.S. peers. Historically, European financial stocks had traded at a meaningful premium to their U.S. peers due to European companies' often-superior competitive positions in their home markets. As a result, we found opportunities to invest a substantial portion of the Fund in foreign stocks. Examples of European financial stocks we purchased at attractive prices were RAS, Danske Bank, Den Norske Bank and Royal Bank of Scotland. Should this valuation anomaly continue, we would expect to find more attractive investment opportunities in Europe in the coming months.

Unfortunately, not all of our investments performed as anticipated. One of these was the credit card company Providian Corporation. We purchased Providian after an earnings warning relating to higher-than-expected losses in some credit card portfolios. At the time, we believed investors overreacted to the announcement and that Providian's experienced management team could return the company to its historic growth and profitability rates. However, we underestimated the impact of a softening economy and increased competition on their credit card portfolio. We sold our Providian shares at a loss but at prices substantially above recent levels.

Looking forward, we remain generally cautious on the outlook for financial services stocks. While we believe the Fed's actions will eventually stimulate economic growth, we do not expect fundamentals to improve enough to justify the dramatic rebound in the fourth quarter from the late-September lows. We think consumer credit quality, which tends to lag behind unemployment and overall economic movements, may worsen in 2002 as layoffs begin to impact the entire system. Moreover, although capital market conditions have improved, we do not foresee a return to the late 1990s' boom days.

A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.



Notwithstanding the above issues, we will as always, strive to provide our shareholders with attractive long-term returns with less risk and volatility than the overall market. We will continue to use our disciplined approach to invest in bargain-priced stocks of companies that have the balance sheets to withstand the current difficult environment.

We appreciate your participation in Mutual Financial Services Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/S/SIGNATURE
---------------------
Jeff Diamond, CFA
Portfolio Manager
Mutual Financial Services Fund


6


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--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/01

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS Z                        CHANGE        12/31/01  12/31/00
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.31         $16.64    $16.33
DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                $0.2341
Short-Term Capital Gain        $0.3376
Long-Term Capital Gain         $1.0730
                               -------
     Total                     $1.6447


CLASS A                        CHANGE        12/31/01  12/31/00
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.31         $16.66    $16.35
DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                $0.1749
Short-Term Capital Gain        $0.3376
Long-Term Capital Gain         $1.0730
                               -------
     Total                     $1.5855


CLASS B                        CHANGE        12/31/01  12/31/00
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.26         $16.47    $16.21
DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                $0.1014
Short-Term Capital Gain        $0.3376
Long-Term Capital Gain         $1.0730
                               -------
     Total                     $1.5120


CLASS C                        CHANGE        12/31/01  12/31/00
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.31         $16.63    $16.32
DISTRIBUTIONS (1/1/01-12/31/01)
Dividend Income                $0.0622
Short-Term Capital Gain        $0.3376
Long-Term Capital Gain         $1.0730
                               -------
     Total                     $1.4728




--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mutual Financial Services Fund paid distributions derived from long-term capital gains totaling $1.0730 per share in June and December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


PERFORMANCE

                                                       INCEPTION
CLASS Z                               1-YEAR   3-YEAR  (8/19/97)
----------------------------------------------------------------
Cumulative Total Return(1)             12.31%   55.56%   106.60%
Average Annual Total Return(2)         12.31%   15.87%    18.07%
Value of $10,000 Investment(3)        $11,231  $15,556   $20,660


                                                       INCEPTION
CLASS A                               1-YEAR   3-YEAR  (8/19/97)
----------------------------------------------------------------
Cumulative Total Return(1)             11.85%   53.94%   103.78%
Average Annual Total Return(2)          5.40%   13.20%    16.12%
Value of $10,000 Investment(3)        $10,540  $14,504   $19,206


                                                      INCEPTION
CLASS B                                        1-YEAR  (1/1/99)
----------------------------------------------------------------
Cumulative Total Return(1)                      11.16%    51.35%
Average Annual Total Return(2)                   7.16%    14.10%
Value of $10,000 Investment(3)                 $10,716   $14,799


                                                       INCEPTION
CLASS C                               1-YEAR   3-YEAR  (8/19/97)
----------------------------------------------------------------
Cumulative Total Return(1)             11.15%   51.05%    98.24%
Average Annual Total Return(2)          9.08%   14.35%    16.70%
Value of $10,000 Investment(3)        $10,908  $14,953   $19,627


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


AVERAGE ANNUAL TOTAL RETURN

CLASS Z                      12/31/01
-------------------------------------
1-Year                         12.31%
3-Year                         15.87%
Since Inception (8/19/97)      18.07%



                             [GRAPHIC OMITTED]

    EDGAR representation of data points used in printed graphic as follows:


Class Z (8/19/97-12/31/01)

                   Mutual                                    KBW 50
                 Financial                  S&P 500        Total Return
Date           Services Fund  S&P 500   Financials Index      Index
----           -------------  -------   ----------------   ------------
08/19/1997        $10,000     $10,000      $10,000          $10,000
09/30/1997        $11,270     $10,318      $10,628          $10,541
12/31/1997        $12,402     $10,614      $11,361          $11,156
03/31/1998        $14,553     $12,094      $12,763          $12,430
06/30/1998        $14,442     $12,493      $13,192          $12,454
09/30/1998        $11,879     $11,252      $10,356          $9,793
12/31/1998        $13,281     $13,647      $12,658          $12,079
03/31/1999        $13,291     $14,326      $13,601          $12,446
06/30/1999        $14,965     $15,336      $14,284          $13,305
09/30/1999        $13,937     $14,379      $12,117          $11,315
12/31/1999        $13,904     $16,518      $13,180          $11,660
03/31/2000        $13,659     $16,896      $13,492          $11,925
06/30/2000        $14,051     $16,448      $13,098          $11,084
09/30/2000        $17,179     $16,289      $16,215          $13,574
12/31/2000        $18,394     $15,015      $16,566          $13,998
03/31/2001        $18,811     $13,236      $14,970          $13,503
06/30/2001        $20,981     $14,010      $16,148          $13,946
09/30/2001        $19,419     $11,955      $14,038          $12,392
12/31/2001        $20,660     $13,231      $15,084          $13,421




AVERAGE ANNUAL TOTAL RETURN

CLASS A                      12/31/01
-------------------------------------
1-Year                          5.40%
3-Year                         13.20%
Since Inception (8/19/97)      16.12%


                             [GRAPHIC OMITTED]

    EDGAR representation of data points used in printed graphic as follows:

Class A (8/19/97-12/31/01)

                   Mutual                                    KBW 50
                 Financial                  S&P 500        Total Return
Date           Services Fund  S&P 500   Financials Index      Index
----           -------------  -------   ----------------   ------------
08/19/1997        $9,425      $10,000       $10,000           $10,000
09/30/1997        $10,622     $10,318       $10,628           $10,541
12/31/1997        $11,681     $10,614       $11,361           $11,156
03/31/1998        $13,716     $12,094       $12,763           $12,430
06/30/1998        $13,593     $12,493       $13,192           $12,454
09/30/1998        $11,173     $11,252       $10,356           $9,793
12/31/1998        $12,476     $13,647       $12,658           $12,079
03/31/1999        $12,476     $14,326       $13,601           $12,446
06/30/1999        $14,035     $15,336       $14,284           $13,305
09/30/1999        $13,061     $14,379       $12,117           $11,315
12/31/1999        $13,019     $16,518       $13,180           $11,660
03/31/2000        $12,780     $16,896       $13,492           $11,925
06/30/2000        $13,135     $16,448       $13,098           $11,084
09/30/2000        $16,037     $16,289       $16,215           $13,574
12/31/2000        $17,172     $15,015       $16,566           $13,998
03/31/2001        $17,540     $13,236       $14,970           $13,503
06/30/2001        $19,535     $14,010       $16,148           $13,946
09/30/2001        $18,069     $11,955       $14,038           $12,392
12/31/2001        $19,206     $13,231       $15,084           $13,421

AVERAGE ANNUAL TOTAL RETURN


CLASS B                      12/31/01
-------------------------------------
1-Year                          7.16%
Since Inception (1/1/99)       14.10%



                             [GRAPHIC OMITTED]

    EDGAR representation of data points used in printed graphic as follows:


Class B (1/1/99-12/31/01)

                   Mutual                                    KBW 50
                 Financial                  S&P 500        Total Return
Date           Services Fund  S&P 500   Financials Index      Index
----           -------------  -------   ----------------   ------------
01/01/1999        $10,000     $10,000       $10,000           $10,000
03/31/1999        $9,984      $10,498       $10,745           $10,304
06/30/1999        $11,215     $11,238       $11,284           $11,015
09/30/1999        $10,419     $10,537       $9,573            $9,367
12/31/1999        $10,369     $12,104       $10,412           $9,653
03/31/2000        $10,161     $12,381       $10,659           $9,873
06/30/2000        $10,424     $12,053       $10,348           $9,176
09/30/2000        $12,714     $11,936       $12,810           $11,238
12/31/2000        $13,583     $11,002       $13,087           $11,589
03/31/2001        $13,851     $9,699        $11,827           $11,179
06/30/2001        $15,414     $10,266       $12,758           $11,545
09/30/2001        $14,228     $8,760        $11,090           $10,259
12/31/2001        $14,799     $9,699        $11,916           $11,111



AVERAGE ANNUAL TOTAL RETURN

CLASS C                      12/31/01
-------------------------------------
1-Year                          9.08%
3-Year                         14.35%
Since Inception (8/19/97)      16.70%


                             [GRAPHIC OMITTED]

    EDGAR representation of data points used in printed graphic as follows:



Class C (8/19/97-12/31/01)

                   Mutual                                    KBW 50
                 Financial                  S&P 500        Total Return
Date           Services Fund  S&P 500   Financials Index      Index
----           -------------  -------   ----------------   ------------
08/19/1997        $9,901      $10,000       $10,000          $10,000
09/30/1997        $11,158     $10,318       $10,628          $10,541
12/31/1997        $12,245     $10,614       $11,361          $11,156
03/31/1998        $14,340     $12,094       $12,763          $12,430
06/30/1998        $14,200     $12,493       $13,192          $12,454
09/30/1998        $11,655     $11,252       $10,356          $9,793
12/31/1998        $12,994     $13,647       $12,658          $12,079
03/31/1999        $12,974     $14,326       $13,601          $12,446
06/30/1999        $14,577     $15,336       $14,284          $13,305
09/30/1999        $13,533     $14,379       $12,117          $11,315
12/31/1999        $13,471     $16,518       $13,180          $11,660
03/31/2000        $13,203     $16,896       $13,492          $11,925
06/30/2000        $13,550     $16,448       $13,098          $11,084
09/30/2000        $16,521     $16,289       $16,215          $13,574
12/31/2000        $17,658     $15,015       $16,566          $13,998
03/31/2001        $18,005     $13,236       $14,970          $13,503
06/30/2001        $20,027     $14,010       $16,148          $13,946
09/30/2001        $18,496     $11,955       $14,038          $12,392
12/31/2001        $19,627     $13,231       $15,084          $13,421



4. Sources: Standard & Poor's Micropal; Keefe, Bruyette & Woods Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The KBW 50 Total Return Index is a market capitalization-weighted index used by investors to assess performance and by banking companies to compare their own stock market and total return performance against an industry peer group. When substitutions in the KBW 50 occur, they usually result from merger or failure. The S&P 500 Financials Index includes all the financial stocks in the S&P 500 Index. It is a market value-weighted index with dividends reinvested.

Past performance does not guarantee future results.

MUTUAL FINANCIAL SERVICES FUND

Financial Highlights


                                                                                      CLASS Z
                                                                --------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
                                                                   2001      2000       1999      1998     1997+
                                                                --------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................    $16.33    $13.05     $12.85    $12.27    $10.00
                                                                --------------------------------------------------
Income from investment operations:
 Net investment income ......................................       .24       .23        .16       .24       .04
 Net realized and unrealized gains ..........................      1.71      3.87        .45       .64      2.35
                                                                --------------------------------------------------
Total from investment operations ............................      1.95      4.10        .61       .88      2.39
                                                                --------------------------------------------------
Less distributions from:
 Net investment income ......................................      (.23)     (.24)      (.19)     (.19)     (.03)
 Net realized gains .........................................     (1.41)     (.58)      (.22)     (.11)     (.09)
                                                                --------------------------------------------------
Total distributions .........................................     (1.64)     (.82)      (.41)     (.30)     (.12)
                                                                --------------------------------------------------
Net asset value, end of year ................................    $16.64    $16.33     $13.05    $12.85    $12.27
                                                                ==================================================
Total return* ...............................................    12.31%    32.29%      4.78%     7.08%    23.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $96,936   $80,051    $76,916  $143,132  $136,350
Ratios to average net assets:
 Expenses(a) ................................................     1.10%     1.24%      1.07%     1.01%     1.00%**
 Expenses, excluding waiver and payments by affiliate(a) ....     1.10%     1.24%      1.20%     1.10%     1.62%**
 Net investment income ......................................     1.43%     1.65%      1.17%     1.76%     1.37%**
Portfolio turnover rate .....................................    83.41%    53.65%     81.81%   136.76%    42.26%**
(a)Excluding dividend expense on securities sold short, the
 ratios of expenses and expenses, excluding waiver and
 payments by affiliate to average net assets, would have
 been:
 Expenses ....................................................    1.09%     1.23%      1.05%     1.00%     1.00%**
 Expenses, excluding waiver and payments by affiliate ........    1.09%     1.23%      1.18%     1.09%     1.62%**


* Total return is not annualized.
**Annualized.
+ For the period August 19, 1997 (commencement of operations) to December 31,
  1997.
++Based on average weighted shares outstanding effective year ended December 31, 1998.

MUTUAL FINANCIAL SERVICES FUND

                                                                                      CLASS A
                                                              ---------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                   2001      2000       1999      1998    1997+
                                                              ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $16.35    $13.07     $12.87    $12.27    $10.00
                                                              ---------------------------------------------------
Income from investment operations:
 Net investment income ......................................      .19       .18        .11       .17       .03
 Net realized and unrealized gains ..........................     1.71      3.87        .45       .69      2.35
                                                              ---------------------------------------------------
Total from investment operations ............................     1.90      4.05        .56       .86      2.38
                                                              ---------------------------------------------------
Less distributions from:
 Net investment income ......................................     (.18)     (.19)      (.14)     (.15)     (.02)
 Net realized gains .........................................    (1.41)     (.58)      (.22)     (.11)     (.09)
                                                              ---------------------------------------------------
Total distributions .........................................    (1.59)     (.77)      (.36)     (.26)     (.11)
                                                              ---------------------------------------------------
Net asset value, end of year ................................   $16.66    $16.35     $13.07    $12.87    $12.27
                                                              ===================================================
Total return* ...............................................   11.85%    31.90%      4.35%     6.90%    23.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................. $167,903  $131,331   $107,935  $164,989   $78,249
Ratios to average net assets:
 Expenses(a) ................................................    1.45%     1.59%      1.42%     1.36%     1.35%**
 Expenses, excluding waiver and payments by affiliate(a) ....    1.45%     1.59%      1.55%     1.45%     1.97%**
 Net investment income ......................................    1.08%     1.30%       .82%     1.42%     1.02%**
Portfolio turnover rate .....................................   83.41%    53.65%     81.81%   136.76%    42.26%

(a)Excluding dividend expense on securities sold short, the
 ratios of expenses and expenses, excluding waiver and
 payments by affiliate to average net assets, would have
 been:
 Expenses ....................................................   1.44%     1.58%      1.40%     1.35%     1.35%**
 Expenses, excluding waiver and payments by affiliate ........   1.44%     1.58%      1.53%     1.44%     1.97%**



* Total return does not reflect sales commissions and is not annualized. **Annualized.
+ For the period August 19, 1997 (commencement of operations) to December 31,
  1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL FINANCIAL SERVICES FUND

                                                                                           CLASS B
                                                                                 ---------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                                 ---------------------------
                                                                                  2001      2000      1999+
                                                                                 ---------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................     $16.21    $13.00    $12.87
                                                                                 ---------------------------
Income from investment operations:
 Net investment income ......................................................        .07       .09       .03
 Net realized and unrealized gains ..........................................       1.70      3.83       .44
                                                                                 ---------------------------
Total from investment operations ............................................       1.77      3.92       .47
                                                                                 ---------------------------
Less distributions from:
 Net investment income ......................................................       (.10)     (.13)     (.12)
 Net realized gains .........................................................      (1.41)     (.58)     (.22)
                                                                                 ---------------------------
Total distributions .........................................................      (1.51)     (.71)     (.34)
                                                                                 ---------------------------
Net asset value, end of year ................................................     $16.47    $16.21    $13.00
                                                                                 ===========================
Total return* ...............................................................     11.16%    31.00%     3.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................    $11,212    $4,429    $1,065
Ratios to average net assets:
 Expenses(a) ................................................................      2.10%     2.24%     2.08%
 Expenses, excluding waiver and payments by affiliate(a) ....................      2.10%     2.24%     2.21%
 Net investment income ......................................................       .42%      .62%      .19%
Portfolio turnover rate .....................................................     83.41%    53.65%    81.81%

(a)Excluding dividend expense on securities sold short, the ratios of expenses and expenses, excluding waiver and payments by affiliate to average net assets, would have been:
 Expenses ....................................................................     2.09%     2.23%     2.06%
 Expenses, excluding waiver and payments by affiliate ........................     2.09%     2.23%     2.19%



* Total return does not reflect the contingent deferred sales charge. + Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL FINANCIAL SERVICES FUND

                                                                                      CLASS C
                                                              ---------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                   2001      2000       1999      1998    1997+
                                                              ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $16.32    $13.05     $12.83    $12.26    $10.00
                                                              ---------------------------------------------------
Income from investment operations:
 Net investment income ......................................      .07       .09        .02       .08       .01
 Net realized and unrealized gains ..........................     1.71      3.86        .46       .68      2.35
                                                              ---------------------------------------------------
Total from investment operations ............................     1.78      3.95        .48       .76      2.36
                                                              ---------------------------------------------------
Less distributions from:
 Net investment income ......................................     (.06)     (.10)      (.04)     (.08)     (.01)
 Net realized gains .........................................    (1.41)     (.58)      (.22)     (.11)     (.09)
                                                              ---------------------------------------------------
Total distributions .........................................    (1.47)     (.68)      (.26)     (.19)     (.10)
                                                              ---------------------------------------------------
Net asset value, end of year ................................   $16.63    $16.32     $13.05    $12.83    $12.26
                                                              ===================================================
Total return* ...............................................   11.15%    31.08%      3.75%     6.13%    23.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................. $106,248   $94,851    $88,773  $127,717   $43,207
Ratios to average net assets:
 Expenses(a) ................................................    2.09%     2.23%      2.06%     2.01%     2.00%**
 Expenses, excluding waiver and payments by affiliate(a) ....    2.09%     2.23%      2.19%     2.10%     2.62%**
 Net investment income ......................................     .43%      .67%       .18%      .77%      .37%**
Portfolio turnover rate .....................................   83.41%    53.65%     81.81%   136.76%    42.26%**

(a)Excluding dividend expense on securities sold short, the
 ratios of expenses and expenses, excluding waiver and
 payments by affiliate to average net assets, would have
 been:
 Expenses ....................................................   2.08%     2.22%      2.04%     2.00%     2.00%**
 Expenses, excluding waiver and payments by affiliate ........   2.08%     2.22%      2.17%     2.09%     2.62%**



* Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+ For the period August 19, 1997 (commencement of operations) to December 31,
  1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.


                       See notes to financial statements.
                                                                              15

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2001

                                                                                   SHARES/
                                                                      COUNTRY     WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 84.6%
     BANKS 43.5%
     Astoria Financial Corp. ..............................        United States    146,800   $  3,884,328
     Banca Nazionale del Lavoro SpA .......................            Italy      3,297,100      6,678,808
     Bank of America Corp. ................................        United States     83,000      5,224,850
     Bank of Ireland ......................................       Irish Republic    519,740      4,822,134
     Bolig-og Naeringsbanken ..............................           Norway         95,000      1,970,053
     City National Corp. ..................................        United States    152,653      7,151,793
     Comerica Inc. ........................................        United States     48,200      2,761,860
     Commercial Federal Corp. .............................        United States    235,800      5,541,300
     Danske Bank ..........................................           Denmark       424,100      6,805,590
     Dime Bancorp Inc. ....................................        United States     17,200        620,576
     DNB Holding ASA ......................................           Norway      1,469,600      6,619,451
    +First Community Bancorp ..............................        United States    485,965      9,682,853
     Fleet Boston Financial Corp. .........................        United States    205,700      7,508,050
     Gjensidige Norway Sparebank, 144A ....................           Norway        170,400      5,167,494
     Golden West Financial Corp. ..........................        United States     30,000      1,765,500
     Greenpoint Financial Corp. ...........................        United States    161,986      5,791,000
     Kookmin Bank .........................................         South Korea     109,180      4,139,447
     Kookmin Bank, ADR ....................................         South Korea      99,587      3,873,934
     M & T Bank Corp. .....................................        United States     51,700      3,766,345
 *(R)Nippon Investment LLC ................................        United States    797,000        797,000
     PNC Financial Services Group .........................        United States     65,100      3,658,620
    +Prosperity Bancshares Inc. ...........................        United States    182,900      4,936,471
     Royal Bank of Scotland Group PLC .....................       United Kingdom    307,800      7,490,054
     Southtrust Corp. .....................................        United States    100,000      2,467,000
     Sovereign Bancorp Inc. ...............................        United States  1,003,100     12,277,944
     Sparebanken Rogaland .................................           Norway         94,500      2,597,109
*+(R)State National Bancshares Inc. .......................        United States    507,936      8,126,976
 +(R)Superior Financial Corp. .............................        United States    735,700     11,513,705
     TCF Financial Corp. ..................................        United States     70,700      3,392,186
     Texas Regional Bancshares Inc., A ....................        United States     30,690      1,161,617
     U.S. Bancorp .........................................        United States    387,273      8,105,624
     Wachovia Corp. .......................................        United States     60,000      1,881,600
    +Warren Bancorp Inc. ..................................        United States    415,300      3,924,585
    *Zions Bancorp., wts., 1/01/03 ........................        United States      3,669         92,899
                                                                                               -----------
                                                                                               166,198,756
                                                                                               -----------
     DIVERSIFIED FINANCIALS 19.2%
    *A.B. Watley Group Inc. ...............................        United States    182,965        431,797
    *Berkshire Hathaway Inc., A ...........................        United States        113      8,542,800
    *Berkshire Hathaway Inc., B ...........................        United States        124        313,100
     Citigroup Inc. .......................................        United States     94,500      4,770,360
     Freddie Mac ..........................................        United States     82,000      5,362,800
     Gatx Corp. ...........................................        United States     50,000      1,626,000
     Investors Group Inc. .................................           Canada         27,360        437,074
     Irish Life & Permanent PLC ...........................       Irish Republic    467,600      4,780,803
     JP Morgan Chase & Co. ................................        United States    194,150      7,057,353
     Kookmin Credit Card Co. Ltd. .........................         South Korea      66,700      2,539,018

MUTUAL FINANCIAL SERVICES FUND

                                                                                                   SHARES/
                                                                                     COUNTRY      WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIALS (CONT.)
     *MCG Capital Corp. .....................................................   United States      209,200     $  3,723,760
    *MFN Financial Corp. ....................................................   United States       54,677          494,827
    *Saxon Capital Acquisition Corp., 144A ..................................   United States      760,000        7,695,000
    *Union Acceptance Corp., A ..............................................   United States    1,207,400        6,037,000
     Van Der Moolen Holdings NV .............................................    Netherlands       150,600        4,324,542
     W.P. Stewart & Co. Ltd. ................................................      Bermuda         328,605        8,609,451
     Waypoint Financial Corp. ...............................................   United States      450,000        6,786,000
                                                                                                               ------------
                                                                                                                 73,531,685
                                                                                                               ------------
     INDUSTRIAL CONGLOMERATES .6%
     Tyco International Ltd. ................................................   United States       40,000        2,356,000
                                                                                                               ------------

     INSURANCE 21.3%
     Ace Ltd. ...............................................................      Bermuda         232,500        9,334,875
     Everest Re Group Ltd. ..................................................      Bermuda          33,500        2,368,450
     Hartford Financial Services Group Inc. .................................   United States       85,400        5,365,682
     Industrial Alliance Life Insurance Co. .................................      Canada           60,380        1,764,590
     IPC Holdings Ltd. ......................................................      Bermuda         162,800        4,818,880
     MBIA Inc. ..............................................................   United States       97,950        5,253,058
 *(R)Montpelier Re Holdings Ltd. ............................................      Bermuda           3,740          374,000
     Muenchener Rueckversicherungs-Gesellschaft .............................      Germany          21,000        5,703,016
     Old Republic International Corp. .......................................   United States      290,800        8,145,308
 *(R)Olympus Re Holdings Ltd. ...............................................      Bermuda           7,480          748,000
     Partnerre Ltd. .........................................................      Bermuda         133,600        7,214,400
     PMA Capital Corp. ......................................................   United States       75,000        1,447,500
    *Principal Financial Group ..............................................   United States      118,300        2,839,200
     Radian Group Inc. ......................................................   United States      142,182        6,106,717
    *Riunione Adriatica di Sicurta SpA ......................................       Italy          529,500        6,237,510
     United Fire & Casualty Co. .............................................   United States      125,000        3,578,750
     White Mountains Insurance Group Inc. ...................................   United States        7,800        2,714,400
 *(R)White Mountains Insurance Group Inc. (Restricted) ......................   United States       17,500        5,785,500
    *Willis Group Holdings Ltd. .............................................   United States       67,400        1,587,270
                                                                                                               ------------
                                                                                                                 81,387,106
                                                                                                               ------------
     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $267,449,738) .....                                   323,473,547
                                                                                                               ------------

                                                                                               PRINCIPAL
                                                                                                AMOUNT**
                                                                                               ---------
     CORPORATE BONDS & NOTES 1.4%
     Fremont General Corp., Series B, 7.875%, 3/17/09 .......................   United States $  1,185,000          870,975
     Providian Financial Corp, senior note, cvt., zero cpn., 2/15/21 ........   United States   10,880,000        1,917,600
  (R)Source Capital Corp., cvt., 7.50%, 3/01/08 .............................   United States    1,400,000        1,211,812
     Xerox Credit Corp.:
         0.80%, 12/16/02 ....................................................   United States  100,000,000 JPY      701,969
         1.50%, 6/06/05 .....................................................   United States  100,000,000 JPY      511,216
                                                                                                               ------------
     TOTAL CORPORATE BONDS & NOTES (COST $4,855,185) ........................                                     5,213,572
                                                                                                               ------------

MUTUAL FINANCIAL SERVICES FUND

                                                                                                        PRINCIPAL
                                                                                             COUNTRY    AMOUNT**        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 *BONDS & NOTES IN REORGANIZATION .4%
  Comdisco Inc.:
      6.13%, 8/01/01 ..................................................................  United States   $   379,000  $    291,830
      7.23%, 8/16/01 ..................................................................  United States       180,000       139,500
      6.375%, 11/30/01 ................................................................  United States       260,000       197,600
      6.00%, 1/30/02 ..................................................................  United States       125,000        96,250
      6.65%, 11/13/01 .................................................................  United States       150,000       115,500
      5.95%, 4/30/02 ..................................................................  United States       609,000       462,840
      6.125%, 1/15/03 .................................................................  United States        85,000        65,450
      9.50%,  8/15/03 .................................................................  United States       175,000       139,125
      Bank Claim ......................................................................  United States       185,000       147,306
                                                                                                                      -------------
  TOTAL BONDS & NOTES IN REORGANIZATION (COST $1,696,615) .............................                                  1,655,401
                                                                                                                      -------------
  GOVERNMENT AGENCIES 11.3%
  Federal Home Loan Mortgage Corp., 2.32% to 3.60%, with maturities to 9/25/02 ........  United States    10,500,000    10,425,778
 bFederal Home Loan Bank, 2.34% to 4.58%, with maturities to 10/07/02 .................  United States     6,000,000     5,949,996
 bFederal National Mortgage Association, 1.80% to 4.65%, with maturities to 8/09/02 ...  United States    26,736,000    26,594,532
                                                                                                                      -------------
  TOTAL GOVERNMENT AGENCIES (COST $42,725,894) ........................................                                 42,970,306
                                                                                                                      -------------

                                                                                                           SHARES
                                                                                                           ------
 aSHORT TERM INVESTMENTS (COST $9,147,941) 2.4%
  Franklin Institutional Fiduciary Trust Money Market Portfolio .......................  United States     9,147,941     9,147,941
                                                                                                                      -------------
  TOTAL INVESTMENTS (COST $325,875,373) 100.1% ........................................                                382,460,767
  SECURITIES SOLD SHORT (1.3%) ........................................................                                 (4,858,565)
  NET EQUITY IN FORWARD CONTRACTS .1% .................................................                                    384,786
  OTHER ASSETS, LESS LIABILITIES 1.1% .................................................                                  4,312,429
                                                                                                                      -------------
  TOTAL NET ASSETS 100.0% .............................................................                               $382,299,417
                                                                                                                      =============

  SECURITIES SOLD SHORT

  ISSUER                                                                                  COUNTRY          SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  AmeriCredit Corp. ...................................................................  United States        10,000  $    315,500
  Capital One Financial Corp. .........................................................  United States        16,500       890,175
  First Tennessee National Corp. ......................................................  United States        35,000     1,269,100
  MGIC Investment Corp. ...............................................................  United States        32,000     1,975,040
  Washington Mutual Inc. ..............................................................  United States        12,500       408,750
                                                                                                                      -------------
  TOTAL SECURITIES SOLD SHORT (PROCEEDS $4,596,955) ...................................                               $  4,858,565
                                                                                                                      =============


CURRENCY ABBREVIATION:
JPY-- Japanese Yen

* Non-income producing.
**Securities denominated in U.S. dollars, unless otherwise indicated.
a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
b See note 1(e) regarding securities segregated with broker for securities sold short.
(R)See note 7 regarding restricted securities.
+ See note 8 regarding holdings of 5% voting securities.


                       See notes to financial statements.
18

MUTUAL FINANCIAL SERVICES FUND

Financial Statements


STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001


Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $300,173,833) ................................   $349,212,648
  Non controlled affiliates (cost $25,701,540) ............................     33,248,119    $382,460,767
                                                                              ------------
 Cash .....................................................................                        222,597
 Receivables:
  Investment securities sold ..............................................                      4,977,253
  Capital shares sold .....................................................                      1,552,871
  Dividends and interest ..................................................                        612,245
 Unrealized gain on forward exchange contracts (Note 6) ...................                        674,341
 Deposits with broker for securities sold short ...........................                      3,485,456
                                                                                              -------------
      Total assets ........................................................                    393,985,530
                                                                                              -------------
Liabilities:
 Payables:
  Investment securities purchased .........................................                      4,869,105
  Capital shares redeemed .................................................                        928,256
  To affiliates ...........................................................                        610,179
 Securities sold short, at value (proceeds $4,596,955) ....................                      4,858,565
 Dividends payable ........................................................                          3,464
 Unrealized loss on forward exchange contracts (Note 6) ...................                        289,555
 Due from broker - variation margin .......................................                         41,598
 Accrued expenses .........................................................                         85,391
                                                                                              -------------
      Total liabilities ...................................................                     11,686,113
                                                                                              -------------
Net assets, at value ......................................................                   $382,299,417
                                                                                              =============
Net assets consist of:
 Undistributed net investment income ......................................                   $    269,319
 Net unrealized appreciation ..............................................                     56,737,402
 Accumulated net realized gain ............................................                      9,230,452
 Capital shares ...........................................................                    316,062,244
                                                                                              -------------
Net assets, at value ......................................................                   $382,299,417
                                                                                              =============

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 2001



CLASS Z:
Net asset value and maximum offering price per share ($96,935,587 / 5,826,199 shares outstanding) .....   $16.64
                                                                                                          ======
CLASS A:
Net asset value per share ($167,902,784 / 10,076,970 shares outstanding) ..............................   $16.66
                                                                                                          ======
Maximum offering price per share ($16.66 / 94.25%) ....................................................   $17.68
                                                                                                          ======
CLASS B:
Net asset value and maximum offering price per share ($11,212,539 / 680,755 shares outstanding)* ......   $16.47
                                                                                                          ======
CLASS C:
Net asset value per share ($106,248,507 / 6,389,181 shares outstanding)* ..............................   $16.63
                                                                                                          ======
Maximum offering price per share ($16.63 / 99.00%) ....................................................   $16.80
                                                                                                          ======


*Redemption price per share is equal to net asset value less any applicable sales charge.


                       See notes to financial statements.
20

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001



Investment Income:
 Dividends ................................................................       $ 4,732,692
 Interest .................................................................         4,337,868
                                                                                  ------------
      Total investment income .............................................                      $ 9,070,560
Expenses:
 Management fees (Note 3) .................................................         2,856,705
 Administrative fees (Note 3) .............................................           278,922
 Distribution fees (Note 3) ...............................................
  Class A .................................................................           550,649
  Class B .................................................................            79,773
  Class C .................................................................         1,010,787
 Transfer agent fees (Note 3) .............................................           633,800
 Custodian fees ...........................................................             9,600
 Reports to shareholders ..................................................            73,700
 Registration and filing fees .............................................            48,500
 Professional fees ........................................................            10,200
 Directors' fees and expenses .............................................            17,700
 Dividends for securities sold short ......................................            20,001
 Other ....................................................................             1,100
                                                                                  ------------
      Total expenses ......................................................                        5,591,437
                                                                                                 ------------
           Net investment income ..........................................                        3,479,123
                                                                                                 ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................        38,242,279
  Foreign currency transactions ...........................................          (809,890)
                                                                                  ------------
       Net realized gain ..................................................                       37,432,389
 Net unrealized appreciation (depreciation) on:
  Investments .............................................................        (5,662,218)
  Translation of assets and liabilities denominated in foreign currencies .         1,379,162
                                                                                  ------------
      Net unrealized depreciation .........................................                       (4,283,056)
                                                                                                 ------------
Net realized and unrealized gain ..........................................                       33,149,333
                                                                                                 ------------
Net increase in net assets resulting from operations ......................                      $36,628,456
                                                                                                 ============


                       See notes to financial statements.
                                                                              21

MUTUAL FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                                     2001           2000
                                                                                               -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................      $  3,479,123   $  3,072,903
  Net realized gain from investments and foreign currency transactions ...................        37,432,389     15,263,751
  Net unrealized appreciation (depreciation) on investments and translation of assets and
  liabilities denominated in foreign currencies ............................................      (4,283,056)    52,321,577
                                                                                               -----------------------------
      Net increase in net assets resulting from operations ...............................        36,628,456     70,658,231

Distributions to shareholders from:
 Net investment income:
  Class Z ................................................................................        (1,257,334)    (1,126,485)
  Class A ................................................................................        (1,632,259)    (1,466,519)
  Class B ................................................................................           (58,659)       (31,977)
  Class C ................................................................................          (368,158)      (585,625)
  Net realized gains:
  Class Z ................................................................................        (7,581,275)    (2,715,799)
  Class A ................................................................................       (13,130,912)    (4,294,098)
  Class B ................................................................................          (817,232)      (128,028)
  Class C ................................................................................        (8,358,288)    (3,247,042)
                                                                                               -----------------------------
Total distributions to shareholders ......................................................       (33,204,117)   (13,595,573)

Capital share transactions (Note 2):
  Class Z ................................................................................        15,671,270    (11,763,109)
  Class A ................................................................................        35,704,034       (356,597)
  Class B ................................................................................         6,978,893      2,526,168
  Class C ................................................................................         9,859,074    (11,496,864)
                                                                                               -----------------------------
Total capital share transactions .........................................................        68,213,271    (21,090,402)
   Net increase in net assets ............................................................        71,637,610     35,972,256

Net assets:
 Beginning of year .......................................................................       310,661,807    274,689,551
                                                                                               -----------------------------
 End of year .............................................................................      $382,299,417   $310,661,807
                                                                                               -----------------------------
Undistributed net investment income included in net assets:
 End of year .............................................................................      $    269,319   $    128,782
                                                                                               =============================



                       See notes to financial statements.
22

MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, nondiversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2001, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------
                                                                2001                          2000
                                                     ----------------------------------------------------------
                                                         SHARES        AMOUNT          SHARES        AMOUNT
                                                     ----------------------------------------------------------
CLASS Z SHARES:
Shares sold .....................................     1,838,784   $ 31,950,882       1,886,900    $ 25,580,763
Shares issued on reinvestment of distributions ..       502,124      8,258,466         251,877       3,594,862
Shares redeemed .................................    (1,418,028)   (24,538,078)     (3,130,094)    (40,938,734)
                                                     ----------------------------------------------------------
Net increase (decrease) .........................       922,880   $ 15,671,270        (991,317)   $(11,763,109)
                                                     ==========================================================

                                                                       YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------
                                                                2001                          2000
                                                     ----------------------------------------------------------
                                                         SHARES        AMOUNT          SHARES        AMOUNT
                                                     ----------------------------------------------------------
CLASS A SHARES:
Shares sold .....................................     5,648,313   $ 98,236,083       5,244,805    $ 73,131,350
Shares issued on reinvestment of distributions ..       837,890     13,797,855         377,018       5,400,308
Shares redeemed .................................    (4,442,960)   (76,329,904)     (5,845,663)    (78,888,255)
                                                     ----------------------------------------------------------
Net increase (decrease) .........................     2,043,243   $ 35,704,034        (223,840)   $   (356,597)
                                                     ==========================================================

MUTUAL FINANCIAL SERVICES FUND

2. CAPITAL STOCK (CONT.)


                                                                       YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------
                                                                2001                          2000
                                                     ----------------------------------------------------------
                                                         SHARES        AMOUNT          SHARES        AMOUNT
                                                     ----------------------------------------------------------
CLASS B SHARES:
Shares sold .......................................     511,988    $ 8,769,828         205,261      $2,717,654
Shares issued on reinvestment of distributions ....      47,378        768,431          10,211         145,537
Shares redeemed ...................................    (151,726)    (2,559,366)        (24,236)       (337,023)
                                                     ----------------------------------------------------------
Net increase ......................................     407,640    $ 6,978,893         191,236      $2,526,168
                                                     ==========================================================

                                                                       YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------
                                                                2001                          2000
                                                     ----------------------------------------------------------
                                                         SHARES        AMOUNT          SHARES        AMOUNT
                                                     ----------------------------------------------------------
CLASS C SHARES:
Shares sold .......................................   1,378,134   $ 23,786,838       1,479,962    $ 19,450,389
Shares issued on reinvestment of distributions ....     483,337      7,951,015         249,176       3,544,334
Shares redeemed ...................................  (1,284,764)   (21,878,779)     (2,717,787)    (34,491,587)
                                                     ----------------------------------------------------------
Net increase (decrease) ...........................     576,707   $  9,859,074        (988,649)   $(11,496,864)
                                                     ==========================================================



3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount equivalent to the expense imposed by the Sweep Money Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:


       ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
       ----------------------------------------------------------------
         0.150%     First $200 million
         0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
         0.075%     Over $1.2 billion


The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $115,078 and $21,382, respectively.

MUTUAL FINANCIAL SERVICES FUND

4. INCOME TAXES

At December 31, 2001, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:


         Cost of investments ......................   $325,908,186
                                                      -------------
         Unrealized appreciation ..................     58,671,911
         Unrealized depreciation ..................     (2,119,330)
                                                      -------------
         Net unrealized appreciation ..............   $ 56,552,581
                                                      =============
         Undistributed ordinary income ............   $  2,041,478
         Undistributed long term capital gains ....      7,777,740
                                                      -------------
         Distributable earnings ...................   $  9,819,218
                                                      =============


The tax character of distributions paid during the year ended December 31, 2001 and 2000, was as follows:


         DISTRIBUTIONS PAID FROM:                          2001         2000
                                                       ------------------------
         Ordinary income
           Class Z ................................    $ 3,076,156  $ 3,280,798
           Class A ................................      4,736,976    4,834,265
           Class B ................................        238,177      130,023
           Class C ................................      2,354,512    3,144,139
         Long-term capital gain
           Class Z ................................      5,762,453      561,486
           Class A ................................     10,026,195      926,352
           Class B ................................        637,714       29,982
           Class C ................................    $ 6,371,934      688,528
                                                       ------------------------
                                                       $33,204,117  $13,595,573
                                                       ========================


Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of foreign currencies.

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $84,331. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

MUTUAL FINANCIAL SERVICES FUND

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 aggregated $289,625,755 and $240,094,772, respectively.

Transactions in options written during the year ended December 31, 2001 were as follows:

                                                                                        NUMBER
                                                                                     OF CONTRACTS    PREMIUM
--------------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 2000 ......................................           680      $ 312,380
Options written ...............................................................         1,311        289,742
Options expired ...............................................................        (1,205)      (370,709)
Options terminated in closing transactions ....................................          (550)      (257,392)
Options exercised .............................................................          (236)        25,979
                                                                                       ----------------------
Options outstanding at December 31, 2001 ......................................            --      $      --
                                                                                       ======================


6. FORWARD EXCHANGE CONTRACTS

At December 31, 2001, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                                        IN        SETTLEMENT  UNREALIZED
CONTRACTS TO BUY:                                                                  EXCHANGE FOR      DATE        GAIN
-----------------                                                                  --------------------------------------
       236,076   Canadian Dollars .......................................     U.S. $   147,758   2/19/02 U.S. $      87
    30,995,078   Swedish Krona ..........................................            2,923,999   2/21/02         22,362
                                                                                   -----------                -----------
                                                                              U.S. $ 3,071,757                   22,449
                                                                                   ===========                -----------

CONTRACTS TO SELL:
------------------
    41,308,604   Danish Krone ...........................................     U.S. $ 4,979,825   1/16/02         37,028
     8,933,145   European Unit ..........................................            8,044,545   1/16/02         95,828
     4,010,570   British Pounds .........................................            5,846,288    2/4/02         21,825
     7,704,503   Canadian Dollars .......................................            4,976,908   2/19/02        151,853
    19,840,502   Swedish Krona ..........................................            1,939,727   2/21/02         53,709
       550,000   European Unit ..........................................              491,917   2/27/02          3,298
   105,237,304   Norwegian Krone ........................................           11,681,247   4/15/02         94,223
10,250,000,000   Korean Won .............................................            7,873,979   5/16/02        162,278
   239,224,886   Japanese Yen ...........................................            1,860,225   6/21/02         18,099
                                                                                   -----------                -----------
                                                                              U.S. $47,694,661                  638,141
                                                                                   ===========                -----------
         Net unrealized gain on offsetting forward exchange contracts ...                                        13,751
                                                                                                              -----------
              Unrealized gain on forward exchange contracts .............                                U.S. $ 674,341
                                                                                                              -----------

MUTUAL FINANCIAL SERVICES FUND

6. FORWARD EXCHANGE CONTRACTS (CONT.)


                                                                                     IN        SETTLEMENT    UNREALIZED
CONTRACTS TO BUY:                                                                EXCHANGE FOR     DATE       GAIN (LOSS)
-----------------                                                                --------------------------------------
  2,618,419   Canadian Dollars                                              U.S. $ 4,119,718   2/19/02  U.S. $ (38,387)
                                                                                 -----------                 ----------
CONTRACTS TO SELL:
 12,650,000   Danish Krone ..........................................       U.S. $ 1,496,816   1/16/02       $ (16,825)
 22,346,330   European Unit .........................................             19,679,466   1/16/02        (204,312)
    220,842   British Pounds ........................................                319,559   1/16/02          (1,532)
    575,000   European Unit .........................................                501,400    2/4/02          (9,844)
    300,000   British Pounds ........................................                426,375    2/4/02          (9,308)
 11,154,576   Swedish Krona .........................................              1,058,876   2/21/02          (1,467)
     75,000   European Unit .........................................                 66,398   2/27/02            (232)
  4,794,340   Norwegian Krone .......................................                521,822   4/15/02          (6,053)
    200,000   European Unit .........................................                175,600   5/21/02          (1,595)
                                                                                 -----------                 ----------
                                                                            U.S. $24,246,312                  (251,168)
                                                                                 ===========                 ----------
         Unrealized loss on forward exchange contracts ..............                                         (289,555)
                                                                                                             ----------
             Net unrealized gain on forward exchange contracts ......                                   U.S. $ 384,786
                                                                                                             ==========


7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2001 are as follows:


NUMBER OF SHARES OR                                                       ACQUISITION
PRINCIPAL AMOUNT                             ISSUER                          DATE          COST          VALUE
-----------------------------------------------------------------------------------------------------------------
    3,740     Montpelier Re Holdings Ltd. ............................    12/11/01    $  374,000     $   374,000
  797,000     Nippon Investment LLC ..................................     2/14/01       797,000         797,000
    7,480     Olympus Re Holdings Ltd.  ..............................    12/19/01       748,000         748,000
1,400,000     Source Capital Corp., cvt., 7.50%, 3/01/08 .............      2/6/98     1,400,000       1,211,812
  507,936     State National Bancshares Inc. .........................      6/8/98     7,333,326       8,126,976
  735,700     Superior Financial Corp.  ..............................     3/27/98     7,255,000      11,513,705
   17,500     White Mountains Insurance Group Inc., (Restricted) .....      6/1/01     3,500,000       5,785,500
                                                                                                     ------------
TOTAL RESTRICTED SECURITIES (7.47% OF NET ASSETS) ....................                               $28,556,993
                                                                                                     ============

MUTUAL FINANCIAL SERVICES FUND

8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2001 were as shown below.

                                          NUMBER OF                          NUMBER OF                                   REALIZED
                                         SHARES HELD   GROSS     GROSS      SHARES HELD      VALUE     INVESTMENT INCOME  CAPITAL
NAME OF ISSUER                          DEC. 31, 2000 ADDITIONS REDUCTIONS DEC. 31, 2001 DEC. 31, 2001   1/1/01-12/31/01   GAIN
---------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
First Community Bancorp ..............  439,765       46,200         --    485,965       $ 9,682,853   $174,947                --
Professional Bancorp* ................   84,000           --    (84,000)        --                **         --                --
Prosperity Bancshares Inc. ...........  276,500           --    (93,600)   182,900                **     52,535          $108,977
State National Bancshares Inc. .......  507,936           --         --    507,936         8,126,976         --                --
Superior Financial Corp. .............  737,000           --     (1,300)   735,700        11,513,705     73,570             5,846
Warren Bancorp Inc. ..................  415,300           --         --    415,300         3,924,585    186,885                --
                                                                                         ----------------------------------------
TOTAL NON CONTROLLED AFFILIATES ......                                                   $33,248,119   $487,937          $114,823
                                                                                         ========================================


* Professional Bancorp merged into First Community Bancorp effective January 17, 2001.
**As of December 31, 2001, no longer an affiliate.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors of Franklin Mutual Series Fund, Inc. and Shareholders of Mutual Financial Services Fund

We have audited the accompanying statement of assets and liabilities of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund, Inc. ("Fund"), including the statement of investments, as of December 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund, Inc., at December 31, 2001, the results of its operations for the year then ended, and the changes in net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP


Boston, Massachusetts
February 1, 2002

MUTUAL FINANCIAL SERVICES FUND
Tax Designation


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $33,432,051 as a capital gain dividend for the fiscal year ended December 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 31.89% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

DIRECTORS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each director will serve until that person's successor is elected and qualified.


INDEPENDENT DIRECTORS                                 NUMBER OF
                                                   PORTFOLIOS IN FUND
                                       LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION  TIME SERVED    BY DIRECTOR*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, Ph.D. (60) Director  Since 1987          6          None
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078-2702

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern
School of Business, New York University; editor and author of numerous financial publications; and financial consultant.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE GRANT (43)         Director  Since 1994          6          Independent Director, USA Education, Inc. (Sallie Mae), and
51 John F. Kennedy Pkwy.                                              Condor Technology Solutions, Inc. (information technology
Short Hills, NJ 07078-2702                                            consulting).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY Executive Vice
President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, USAirways, Inc. (until
1995).
------------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (78)    Director  Since 1996         31          None
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078-2702

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd
College (1991-present); and FORMERLY, Chairman and Director, Precise Power
Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc.
(1994-1997), and Chairman of the Board and Chief Executive Officer, Florida
Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (71)     Director  Since 1974          6          None
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078-2702

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers), and Partner/Owner McKinstry Inc., Chicopee, MA
(manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------

                                                       NUMBER OF
                                                   PORTFOLIOS IN FUND
                                       LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION  TIME SERVED    BY DIRECTOR*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (72)        Director  Since 1996         31          None
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078-2702

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
Landmark Banking Corporation (1969-1978), Financial Vice President, Florida
Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
-----------------------------------------------------------------------------------------------------
CHARLES RUBENS II (71)       Director  Since 1998         11          None
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078-2702

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
-----------------------------------------------------------------------------------------------------
LEONARD RUBIN (76)           Director  Since 1996         11          None
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078-2702

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and
FORMERLY, President, F.N.C. Textiles, Inc., and Chairman of the Board, Carolace
Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (55)          Director  Since 1991         13          Director, El Oro Mining and Exploration Company, PLC and The
51 John F. Kennedy Pkwy.                                              Exploration Company, PLC.
Short Hills, NJ 07078-2702

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------------------------------------------



INTERESTED DIRECTORS AND OFFICERS                      NUMBER OF
                                                   PORTFOLIOS IN FUND
                                       LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION  TIME SERVED    BY DIRECTOR*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**PETER A. LANGERMAN (46)    Chairman  Chairman of         6          None
51 John F. Kennedy Pkwy.     of the    the Board
Short Hills, NJ 07078-2702   Board     since 2001
                             and       and
                             Director  Director
                                       since 1989

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chief Executive Officer, Franklin Mutual Advisers, LLC.
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (76)    Director  Since 1996         16          None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client
Group, Inc.; and President, Franklin Advisory Services, LLC.
------------------------------------------------------------------------------------------------------------------------------------


                                                       NUMBER OF
                                                   PORTFOLIOS IN FUND
                                       LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION  TIME SERVED   BY DIRECTOR*     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------
**DAVID J. WINTERS (39)      President Since 2001          6          None
51 John F. Kennedy Pkwy.     and
Short Hills, NJ 07078-2702   Director

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Chief Investment Officer, Franklin Mutual Advisers, LLC.
----------------------------------------------------------------------------------------------
DAVID P. GOSS (54)           Vice      Since 2000        None         None
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive
Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, Chief Executive Officer and Director,
Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
----------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)        Vice      Since 2000        None         None
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior
Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until
1986), and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
----------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)      Treasurer Since 2000        None         None
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 19 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)       Vice      Since 2000        None         None
One Franklin Parkway         President
San Mateo, CA 94403-1906     and
                             Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------



*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**William J. Lippman is considered an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Mr. Langerman and Mr. Winters are considered interested persons of the Fund under the federal securities laws due to their positions as officers of Franklin Mutual Advisers, LLC., the Fund's advisor.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

[LOGO OMITTED]
FRANKLIN TEMPLETON INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
MUTUAL BEACON FUND

CHAIRMAN OF THE BOARD
Peter A. Langerman

PRESIDENT
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current
Mutual Beacon Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of
service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 A2001 02/02  [RECYCLE LOGO OMITTED] Printed on recycled paper